UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2010

NMT Medical, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-21001	95-4090463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Wormwood Street Boston, Massachusetts	02210-1625
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 737-0930

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Securities Purchase Agreement

On February 16, 2010, NMT Medical, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with selected institutional investors and other accredited investors (the “Investors”) to sell units, each of which comprises of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and a warrant to purchase 0.8 shares of Common Stock at a purchase price of $2.15 per unit, resulting in the issuance of an aggregate of 2,678,958 shares (the “Shares”) of Common Stock and warrants to purchase 2,143,166 shares of Common Stock (the “Warrants,” and together with the Shares, the “Securities”).

The sale of the Securities, which was consummated on February 16, 2010, resulted in gross proceeds to the Company of approximately $5.8 million (the “Private Placement”).

The Warrants

The Warrants are exercisable at an exercise price of $2.90 per share no earlier than August 17, 2010 and until the fifth anniversary of the date of issuance of the Warrants. The Warrants have a net exercise provision that allows the Investors to receive a reduced number of shares of Common Stock, which have an aggregate fair value equal to the total exercise price of the shares being purchased upon conversion, without paying the exercise price in cash. In addition, the Warrants provide that the Investor’s right to exercise the Warrant is limited such that, under certain circumstances, the Investor’s ownership shall not exceed 9.9% of the number of shares of Common Stock then issued and outstanding.

Registration Rights Agreement

In connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement with the Investors, dated February 16, 2010. Pursuant to the Registration Rights Agreement, the Company agreed to file a Registration Statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) prior to the closing of the Private Placement to register the resale of the Shares and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares,” together with the Shares, the “Registrable Securities”) and that the Registration Statement would be declared effective by the Commission prior to the Closing.

In the event that either (a) the Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities or the Investors are otherwise not permitted to utilize the prospectus therein to resell the Registrable Securities for more than 10 consecutive calendar days or more than an aggregate of 15 calendar days, or (b) the Company fails for any reason to satisfy the current public information requirement under Rule 144 as to the Registrable Securities (each such event, an “Event”), then the Company has agreed to pay each Investor as liquidated damages an amount equal to 1% of the purchase price paid by each such Investor in the Private Placement per monthly period or portion thereof (a “Penalty Period”) during which the Event remains uncured thereafter, subject to an aggregate limit on liquidated damages. The amount payable to any Investor for any partial Penalty Period will be prorated for the number of actual days during the Penalty Period during which an Event remains uncured. In addition, the Company agreed to keep the Registration Statement continuously effective until the earlier to occur of (i) the date after which all of the Registrable Shares registered thereunder shall have been sold and (ii) 18 months from the date of the Registration Rights Agreement.

Other than with respect to the Purchase Agreement, the Warrants and the Registration Rights Agreement, there are no material relationships between the Company and any of the Investors, except as follows:

•

Investors Glenhill Capital, LP, Glenhill Capital Overseas Master Fund, LP and Glenhill Concentrated Long Master Fund LLC, which together were a greater than 5% stockholder of our common stock prior to the private placement, purchased an aggregate of 761,938 shares of common stock and warrants to purchase an aggregate of 609,550 shares of common stock in the private placement.

•	Investor Richard E. Davis is our Chief Operating Officer, Chief Financial Officer and a member of our Board of Directors.

•	Investor Daniel F. Hanley, M.D. , the beneficiary of CGM IRA Custodian FBO Dan Hanley IRA, is a member of our Board of Directors.

•	Investor James J. Mahoney, Jr. is Chairman of our Board of Directors.

Rights Plan Amendment

On February 16, 2010, the Company entered into Amendment No. 3 (the “Rights Plan Amendment”) to Rights Agreement, dated as of June 7, 1999 and amended on December 14, 2006 and June 8, 2009, between the Company and American Stock Transfer and Trust Company, LLC, as Rights Agent. (the “Rights Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Rights Agreement. Pursuant to the Rights Plan Amendment, the definition of “Acquiring Person” in the Rights Agreement shall not include an “Exempted Person,” and an “Exempted Person” shall mean Glenhill Capital, LP and its Affiliates (as such term is defined in the Rights Agreement), unless and until such time as such Person, together with its Affiliates, directly or indirectly, becomes the Beneficial Owner of more than 25% of the Common Stock then outstanding, in which case such Person shall cease to be an Exempted Person.

The foregoing summary of terms of the Purchase Agreement, the Registration Rights Agreement, the form of Warrant and the Rights Plan Amendment are subject to, and qualified in their entirety by, the Purchase Agreement, the Registration Rights Agreement, the form of Warrant and the Rights Plan Amendment, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Based in part upon the representations of the Investors in the Purchase Agreements, the Shares and the Warrants were offered and sold in a private placement to institutional accredited investors without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

Item 8.01. Other Events.

On February 17, 2010, the Company issued a press release announcing the participation of the Investors in the Private Placement. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMT Medical, Inc.

Date: February 22, 2010	By:	/s/ Richard E. Davis
Richard E. Davis Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of February 16, 2010, by and among the Company and the Purchasers (as defined therein)
10.2	Registration Rights Agreement, dated as of February 16, 2010, by and among the Company and the Purchasers (as defined therein)
10.3	Form of Warrant, dated February 16, 2010, issued pursuant to the Securities Purchase Agreement, dated as of February 16, 2010
10.4	Amendment No. 3, dated as of February 16, 2010, to Rights Agreement, dated as of June 7, 1999, between NMT Medical, Inc. and American Stock Transfer & Trust Company, LLC, as amended on December 14, 2006 and June 8, 2009, incorporated by reference to Exhibit 4 to the Company’s Registration Statement on Form 8-A/A filed February 22, 2010.
99.1	Press Release issued on February 17, 2010